                                                                   EXHIBIT 10.45
--------------------------------------------------------------------------------



                                LOAN AGREEMENT

                          IN THE AMOUNT OF $3,760,000

                             Dated April 30, 1997

                                    BETWEEN

                       CORINTHIAN PROPERTY GROUP, INC.

                                   BORROWER

                                      AND

                   BANC ONE CAPITAL PARTNERS VI, LTD.

                                    LENDER



--------------------------------------------------------------------------------

     THIS LOAN AGREEMENT (this "Agreement") is dated April 30, 1997 between CORINTHIAN PROPERTY GROUP, INC., a Florida corporation, with an office and principal place of business at 6 Hutton Centre, Suite 400, Santa Ana, California 92707-5764 ("Borrower") and BANC ONE CAPITAL PARTNERS VI, LTD., an Ohio limited liability company having an address of 150 East Gay Street, 24th Floor, Columbus, Ohio 43215 ("Lender").

                                    RECITALS
                                    --------

     A.   The Acquisition. Borrower has entered into that certain Purchase
          ---------------
Agreement dated April 30, 1997 (the "Purchase Agreement') with Corinthian Colleges, Inc. ("Seller" or "Guarantor") pursuant to which Borrower has agreed to purchase and Seller has agreed to sell five properties described as follows:

     PARKS COLLEGE - DENVER NORTH, THORNTON, COLORADO

     The parcels or lots legally described on Exhibit A-I (the "Denver North
                                              -----------       ------------
     Land"), together with, the two-story office building constructed thereon,
     ----
     which is comprised of approximately 25, 943 square feet, and all other improvements located thereon (the "Denver North Improvements") and together
                                        -------------------------
     with all furniture, fixtures, equipment and other personal property now or hereafter used in the management and operation of said building complex (the "Denver North Personal Property"). The Denver North Land and the
           ------------------------------
     Denver North Improvements are hereinafter collectively referred to as the "Denver North Premises". The Denver North Premises and the Denver North
      ---------------------
     Personal Property are hereafter collectively referred to as the "Denver
                                                                      ------
     North Property".
     --------------

     PARKS COLLEGE - DENVER SOUTH, AURORA, COLORADO

     The parcels or lots legally described on Exhibit A-2 (the "Denver South
                                              -----------       ------------
     Land"), together with, the three-story office building constructed thereon,
     -----
     which is comprised of approximately 32,200 square feet, and all other improvements located thereon (the "Denver South Improvements") and together
                                        -------------------------
     with all furniture, fixtures, equipment and other personal property now or hereafter used in the management and operation of said building complex (the "Denver South Personal Property"). The Denver South Land and the
           ------------------------------
     Denver South Improvements are hereinafter collectively referred to as the "Denver South Premises". The Denver South Premises and the Denver South
      ---------------------
     Personal Property are hereafter collectively referred to as the "Denver
                                                                      ------
     South Property".
     --------------

     BLAIR JUNIOR COLLEGE - COLORADO SPRINGS, COLORADO

     The parcels or lots legally described on Exhibit A-3 (the "Colorado Springs
                                              -----------       ----------------
     Land"), together with, the one-story office building constructed thereon,
     -----
     which is comprised of approximately

     22,394 square feet, and all other improvements located thereon (the "Colorado Springs Improvements") and together with all furniture, fixtures,
      -----------------------------
     equipment and other personal property now or hereafter used in the management and operation of said building complex (the "Colorado Springs
                                                             ----------------
     Personal Property"). The Colorado Springs Land and the Colorado Springs
     ------------------
     Improvements are hereinafter collectively referred to as the "Colorado
                                                                   --------
     Springs Premises". The Colorado Springs Premises and the Colorado Springs
     ----------------
     Personal Property are hereafter collectively referred to as the "Colorado
                                                                      --------
     Springs Property".
     ----------------

     ORLANDO COLLEGE - MELBOURNE, FLORIDA

     The parcels or lots legally described on Exhibit A-4 (the "Melbourne
                                              -----------       ---------
     Land"), together with, the one-story office building constructed thereon,
     ----
     which is comprised of approximately 16,444 square feet, and all other improvements located thereon (the "Melbourne Improvements") and together
                                        ----------------------
     with all furniture, fixtures, equipment and other personal property now or hereafter used in the management and operation of said building complex (the "Melbourne Personal Property"). The Melbourne Land and the Melbourne
           ---------------------------
     Improvements are hereinafter collectively referred to as the "Melbourne
                                                                   ---------
     Premises". The Melbourne Premises and the Melbourne Personal Property are
     --------
     hereafter collectively referred to as the "Melbourne Property".
                                                ------------------

     TAMPA COLLEGE - MAIN, TAMPA, FLORIDA

     The parcels or lots legally described on Exhibit A-5 (the "Tampa Land"),
                                              -----------       ----------
     together with, the two-story office building constructed thereon, which is comprised of approximately 29,380 square feet, and all other improvements located thereon (the "Tampa Improvements") and together with all furniture,
                           ------------------
     fixtures, equipment and other personal property now or hereafter used in the management and operation of said building complex (the "Tampa Personal
                                                                 --------------
     Property"). The Tampa Land and the Tampa Improvements are hereinafter
     --------
     collectively referred to as the "Tampa Premises". The Tampa Premises and
                                      --------------
     the Tampa Personal Property are hereafter collectively referred to as the "Tampa Property".
      --------------

     The Denver North Land, the Denver South Land, the Colorado Springs Land, the Melbourne Land and the Tampa Land are collectively referred to as the "Land"; the Denver North Improvements, the Denver South Improvements, the
 ----
Colorado Springs Improvements, the Melbourne Improvements and the Tampa Improvements are collectively referred to as the "Improvements"; the Denver
                                                  ------------
North Personal Property, the Denver South Personal Property, the Colorado Springs Personal Property, the Melbourne Personal Property and the Tampa Personal Property are collectively referred to as the "Personal Property"; the
                                                       -----------------
Denver North Premises, the Denver South Premises, the Colorado Springs Premises, the Melbourne Premises and the Tampa Premises are sometimes individually or collectively referred to as the "Premises"; the Denver North Property, the
                                 --------
Denver South Property, the Colorado Springs Property, the Melbourne Property and the Tampa Property are sometimes individually referred to as a "Property" and
                                                                --------
collectively as the "Properties".
                     -----------

     B.   The Loan. The purchase price for the Properties is $3,400,000 and the
          --------
Borrower desires to borrow from Lender $3,760,000 in order to pay such purchase price, to pay a $110,000 commitment fee to Lender and to pay closing costs approved by Lender. Said commitment fee is being capitalized into the principal amount of the Loan.

     NOW, THEREFORE, in consideration of the foregoing and of the covenants, conditions and agreements contained herein, Borrower and Lender agree as follows:

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.1  Defined Terms. In this Agreement, the following terms shall have the
          -------------
following meanings:

     "Accelerated Amortization" -- see Section 1 of the Note.
      ------------------------

     "Advance" -- an advance by Lender to Borrower in accordance with the Note
      -------
or this Agreement.

     "Affiliate" -- of Borrower shall mean any other person or entity directly
      ---------
or indirectly controlling, under common control with, or controlled by Borrower. For purposes of the definition of Affiliate, "control" when used with respect to any person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings relative to the foregoing.

     "Assignment of Accounts" -- the Assignment of Accounts and Security
      ----------------------
Agreement of even date herewith from Borrower to Lender.

     "Assignment of Permits and Contracts" -- the Assignment of Licenses,
      -----------------------------------
Permits and Approvals and Contracts, Agreements and Equipment Leases (specifically including the management agreements, if any, relating to the Property) of even date herewith from Borrower to Lender.

     "Assignment of Leases" -- the Assignment of Leases and Rents of even date
      --------------------
herewith from Borrower to Lender.

     "Bankruptcy Code" -- the United States Bankruptcy Code and any similar
      ---------------
state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts.

     "Business Day" -- any day other than a Saturday, Sunday or legal holiday on
      ------------
which commercial banks are authorized or required to be closed in Columbus, Ohio.

     "Capital Reserve" -- the capital improvement reserve to be paid by Borrower
      ---------------
to Lender pursuant to the terms and conditions of Section 4.1.Q.
                                                   ------------

     "CCI Leases" -- those certain lease agreements between Borrower, as
      ----------
landlord, and Guarantor, as tenant, of even date herewith with respect to the Denver North Premises, the Denver South Premises, the Colorado Springs Premises, the Melbourne Premises and the Tampa Premises.

     "Closing" -- the closing of the Loan contemplated by this Agreement.
      -------

     "Code" -- the Internal Revenue Code of 1986, as amended, and the
      ----
Regulations promulgated thereunder.

     "Default Rate" -- See Section 1 of the Note.
      ------------

     "DSCR" -- the debt service coverage ratio for a Property or Properties as
      ----
determined by Lender, by calculating the ratio of (x) the Net Operating Income from the Property or Properties for the immediately preceding twelve (12) months to (y) the sum of the payments of principal and interest which are due and payable under the Note based on the allocated Loan basis with respect to such Property or Properties for the immediately preceding twelve (12) months or, if the Note has been outstanding for less than twelve (12) months as of the calculation date, the amount which results from annualizing, as applicable, the Net Operating Income from the Property or Properties, or the sum of the monthly payments of principal and interest which are due and payable under the Note based on the allocated Loan basis with respect to such Property or Properties, for such lesser period.

     "Environmental Indemnity" -- the Hazardous Substances Indemnity Agreement
      -----------------------
of even date herewith from Borrower and Guarantor to Lender.

     "Event of Default" -- the occurrence of any one or more of the events set
      -------- -------
forth in Section 8.1.
         ------------

     "Financing Statements" -- the UCC-1 Financing Statements naming Borrower as
     ---------------------
debtor and Lender as secured party and filed in connection with the Mortgages, the Assignment of Leases, the Security Agreement and the Assignment of Permits and Contracts.

     "Governmental Authority" -- the United States of America, the state in
      ----------------------
which any Property is located, the state under the laws of which Borrower is organized, any state in which (or to residents of which) Borrower offers to sell or lease any portion of any Property or Improvements have been or will be made by or on behalf of Borrower, any political subdivision of any of them, and any court, agency, department, commission, board, bureau or instrumentality of any of them.

     "Gross Revenues" -- for each month shall mean, as to any Property, all
      --------------
rents, tuition revenues and other payments received by or for the benefit of Guarantor in cash or current funds or other consideration from any source whatsoever in connection with its use, operation and management of such Property, including all payments received by Borrower from all students and tenants or other occupants of such Property. Gross Revenues shall be determined on an accrual basis and in accordance with generally accepted accounting principles consistently applied.

     "Guarantor" -- Corinthian Colleges, Inc., a Delaware corporation, or its
      ---------
successors.

     "Impositions" -- all taxes of every kind and nature, sewer rents, charges
      -----------
for water, for setting or repairing meters and for all other utilities serving any Premises, and assessments, levies, inspection and license fees and all other charges imposed upon or assessed against any Premises or any portion thereof (including the income derived from any Premises), and any stamp or other taxes which might be required to be paid with respect to any of the Loan Documents, any of which might, if unpaid, result in a lien on any Premises or any portion thereof regardless of to whom assessed.

     "Incipient Default" -- the existence of any condition or state of facts
      -----------------
which with the giving of notice by Lender or the passage of time, or both, would constitute an Event of Default.

     "Indebtedness" -- all indebtedness, obligations, liabilities, amounts, sums
      ------------
and expenses payable by Borrower under the Note, this Agreement and every other Loan Document, together with interest thereon in accordance with the terms and conditions of the Loan Documents.

     "Interest Rate" -- the Base Rate or the Maximum Rate (each as defined in
      -------------
the Note).

     "Lease" -- any lease or other rental or occupancy agreement, demising a
      -----
portion of any Property including, without limitation, the CCI Leases.

     "Limited Guaranty" -- the Limited Guaranty and Indemnity Agreement of even
      ----------------
date herewith from Guarantor to Lender in connection with the Loan.

     "Loan" -- the loan evidenced by the Note and this Agreement.
      ----

     "Loan Amount" -- $3,760,000.
      -----------

     "Loan Documents" -- this Agreement, the Note, the Mortgages, the Assignment
      --------------
of Leases, the Limited Guaranty, the Environmental Indemnity, the Assignment of Permits and Contracts, the Assignment of Accounts, the Financing Statements and such other documents and agreements as Lender may require in connection with the Loan.

     "Loan Party" -- Borrower or Guarantor.
      ----------

     "Maturity Date" -- see Section 1 of the Note.
      -------------

     "Mortgages" -- the Mortgages and Security Agreements with respect to the
      ---------
Melbourne Premises and the Tampa Premises, and the Deeds of Trust and Security Agreements with respect to the Denver North Premises, the Denver South Premises and the Colorado Springs Premises, all of even date herewith from Borrower to Lender, securing the Note and Borrower's obligations under the other Loan Documents (or individually, each a "Mortgage").

     "Net Operating Income" -- for each month shall be calculated by Lender
      --------------------
based upon Lender's review of the monthly financial statements provided to Lender pursuant to Section 4.1.J, together with such other information as Lender
                   -------------
may reasonably request, and, as to any Property, shall mean the difference between:

          (1) its Gross Revenues for said month; and

          (2) all of its Operating Expenses for said month.

     "Note" -- the Promissory Note from Borrower of even date herewith in the
      ----
stated principal amount of Three Million Seven Hundred Sixty Thousand Dollars ($3,760,000), which: (i) is payable to the order of Lender on or before the Maturity Date, (ii) requires monthly payments of interest at the Interest Rate,
(iii) requires monthly payments of principal on an amortization schedule based upon an interest rate per annum of 10.95% and an assumed term of 15 years, subject to Accelerated Amortization, (iv) except as provided in Article 7, is
                                                                ---------
closed to prepayment prior to May 1, 2000, and is open to prepayment thereafter, but only upon payment of the Prepayment Fee (as defined in the Note) if such prepayment is made during the period from May 1, 2000 to March 30, 2007, inclusive, (v) has a late fee of 4% after five days, and (vi) has a default rate of 4% in excess of the Interest Rate. A copy of the Note is attached hereto as Exhibit E.
---------

     "Operating Expenses" -- as to any Property, the reasonably necessary and
      ------------------
customary costs and expenses incurred and actually paid by Guarantor in connection with its use, operation and management of such Property, determined on an accrual basis and in accordance with generally accepted accounting principles consistently applied and specifically included in Operating Expenses an amount equal to all required payments with respect to such Property into the Capital Reserve pursuant to Section 4.1.Q of this Agreement, any required
                            -------------
payments pursuant to Section 4.1(A) or
                     -------------

Section 4.1(B) of this Agreement, and any other reserve established pursuant to
-------------
this Agreement; specifically excluding from Operating Expenses, however (w) all capital expenditures incurred by Guarantor, (x) any rental payments made under the CCI Leases (other than payments for taxes, insurance or Capital Reserves) and costs and expenses incurred by Guarantor in connection with the closing of the Loan, and (y) depreciation, amortization and all other non-cash expenses of such property. For purposes of calculating DSCR, Lender may include Operating Expenses which were budgeted for the applicable month and were incurred but not paid. Operating Expenses which are paid less frequently than each month and which are allocable evenly to each month may be prorated to reflect such allocation.

     "Permitted Encumbrances" -- the liens, claims, assessments, encumbrances
      ----------------------
and rights of others encumbering title to each Premises and the Personal Property which are set forth on Exhibit B-1, B-2, B-3, B-4 and B-5.
                                ----------------------------------

     "Proceeds" -- all proceeds, judgments, claims, compensation, awards or
      --------
damages and settlements with respect to any Property as a result of or in lieu of any condemnation or taking of such Property or any portion thereof by eminent domain or any casualty loss or damage to any of such Property or any portion thereof.

     "Renovation Work" -- the renovations and capital expenditures described in
      ---------------
Exhibit C.
----------

     "Title Company" -- First American Title Insurance Company.
      -------------

     "Title Policy" -- a mortgagee's policy or policies of title insurance
      ------------
issued on the 1992 ALTA form by the Title Company in the aggregate face amount of $3,760,000, together with such reinsurance and direct access agreements as Lender may request, guaranteeing as of the date of the Closing, each Mortgage to be a valid first and prior lien on Borrower's fee simple interest in each Premises (including any easements appurtenant thereto) subject only to the Permitted Encumbrances. The Title Policy shall contain such endorsements as Lender may reasonably require.

     In this Agreement, the word "including" shall mean "including without limitation."

                                   ARTICLE 2
                                   ---------

             BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS
             ----------------------------------------------------

     2.1   Borrower hereby represents, covenants and warrants as follows:

     A.    Accuracy of Recitals. Each of the recitals to this Agreement is true
           --------------------
and correct.

     B.    Existence and Ownership of Borrower. Borrower is a corporation duly
           -----------------------------------
formed, validly existing and in good standing under the laws of the State of Florida. Borrower is and at all times prior to the repayment of the Loan shall remain a single purpose entity, so called, whose sole assets are the Properties and whose sole business interest is the ownership and operation or leasing of the Properties. The status of Borrower as a duly formed and validly existing corporation under Florida law will not be terminated at any time prior to the payment in full of the Loan.

     C.    Authority and Enforceability. Borrower has full right, power and
           ----------------------------
authority to execute, deliver and carry out the terms and provisions of this Agreement and the other Loan Documents and every other document and instrument to be executed and delivered by Borrower pursuant to this Agreement. The person executing and delivering this Agreement and the Loan Documents on behalf of Borrower is duly authorized to so act on behalf of Borrower. This Agreement, each other Loan Document and every other document and instrument to be executed and delivered by any Loan Party, when executed and delivered shall constitute the duly authorized, valid and legally binding obligation of the party or parties executing the same, enforceable in accordance with their respective terms, subject only to applicable bankruptcy, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights generally (including fraudulent conveyance laws) and by general principles of equity, including concepts of materiality, reasonableness ,good faith and fair dealing, and the possible unavailability of special performance or injunctive relief regardless of whether considered in a proceeding in equity or at law.

     D.    Maintenance of Existence. At all times prior to the repayment in full
           ------------------------
of the Loan, Borrower shall do all things necessary to preserve and keep in full force and effect its existence and all franchises, licenses, authorizations, registrations, permits and approvals under the laws of the state of its formation and the States of Florida and Colorado, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any Governmental Authority or court applicable to Borrower and to the Properties or any portion thereof, provided, however, that nothing contained herein shall prevent or limit Borrower from contesting in good faith any such regulation, rule, ordinance, statute, order or decree.

     E.    No Default. Neither Borrower nor any other Loan Party is in default
           ----------
under any contract, agreement or commitment to which it is a party or by which it is bound. The execution and delivery of this Agreement and the other Loan Documents and any other documents or instruments to be executed and delivered by Borrower or any other Loan Party pursuant hereto or thereto, the consummation of the transactions herein or therein contemplated and compliance with the terms and provisions hereof or thereof will not (i) violate any law or any regulation, order, writ or injunction of any court or governmental or administrative department, commission, board, bureau, agency or instrumentality, or (ii) conflict or be inconsistent with, or result in a breach of any of the provisions of, or constitute a default under, any instrument, document, agreement, or contract of any kind to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party or any of their respective property is bound.

     F.    No Litigation. There are no petitions, actions, suits, or proceedings
           -------------
pending or threatened against or affecting Borrower or any other Loan Party or any Property, by or before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency (including any such petition, action, suit or proceeding to alter or declare invalid any laws, regulations, permits, certificates, restrictions or agreements relating to any Property).

     G.    Compliance with Laws. The use of each Property as a degree-granting,
           --------------------
vocational school does not violate (i) any applicable law, regulation, ordinance or order of any kind whatsoever (including any such relating to zoning, building and environmental protection) (ii) any permit or license issued with respect to such Property, or (iii) any condition, easement, right-of-way, covenant or restriction affecting such Property. Notwithstanding any other provision of this Agreement, Lender acknowledges that certain zoning violations have been alleged by the City of Colorado Springs to exist with respect to the Colorado Springs Premises and that these violations will not be remedied before the Closing. Borrower, however, covenants to cause Guarantor, as tenant under the CCI Lease relating to the Colorado Springs Premises, to continue prosecuting the cure of these alleged zoning violations pursuant to the Amendment to Provisions Concerning Purchase and Sale of Real Estate, dated as of November 25, 1996, by and among Blalr Business College, Inc., Phillips College of Denver, Inc., Phillips Educational Group of Central Florida, Inc., Phillips Colleges, Inc. and Guarantor. In all events, the alleged zoning violations shall be cured by August 15, 1997.

     H.    Permits. All necessary and required franchises, licenses,
           -------
authorizations, registrations, permits and approvals for the use and occupancy of each Premises have been obtained from all Governmental Authorities having jurisdiction over such Premises so as to permit the operation of each Property as herein contemplated. Borrower has provided Lender with true and correct copies of all of the certificates of occupancy and other licenses, permits and approvals respecting each Property.

     I.    Title. Borrower has good and indefeasible fee simple title to each
           -----
Premises and good and indefeasible title to all existing Personal Property, free and clear of all liens, clalms, assessments, encumbrances and rights of others other than the Permitted Encumbrances. At all times prior to the repayment in full of the Loan, Borrower shall preserve such title to each Premises and the Personal Property and will, during such period, warrant and defend the same and the validity and priority of the Mortgages to Lender against all claims whatsoever.

     J.    Easements. In addition to the Permitted Encumbrances, all proposed
           ---------
easements, permits, licenses, and other instruments which would or might affect the title to any Property have been submitted to Lender for Lender's approval together with a survey showing the exact or, if applicable, proposed location thereof. Borrower shall not subject any Property or any part thereof to any restrictive covenant (including any restriction or exclusive use provision in any lease or other occupancy agreement) without the prior written consent of Lender which shall not be unreasonably withheld or delayed.

     K.    Zoning. The Denver North Premises are zoned for City Center District,
           ------
the Denver South Premises are zoned for City Center District, the Colorado Springs Premises are zoned for PIP-1, Planned Industrial Park District, the Melbourne Premises are zoned for CP, Commercial Parkway District, and the Tampa Premises are zoned for CG, Commercial General, each of which zoning is final, unconditional and in full force and effect. Except as expressly disclosed in Section2.1.G with respect to the Colorado Springs Premises, each of the Premises
------------
are in compliance with all applicable zoning and land use laws, regulations and ordinances. In the event that all or any part of the Improvements are destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits. Each of the Premises contains enough permanent parking spaces to satisfy all requirements imposed by applicable laws with respect to parking. No legal proceedings are pending or threatened with respect to the zoning of any of the Premises. Neither the zoning nor any other right to construct, use or operate any of the Premises is in any way dependent upon or related to any real estate other than such Premises. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by, or at the direction or with the consent of Borrower with respect to any of the Premises without Lender's prior written consent.

     L.    Complete Disclosure. Neither this Agreement nor any document,
           -------------------
financial statement, credit information, certificate or statement provided to Lender by Borrower contains any untrue statement of material fact or omits to state a fact necessary to make any statements made herein not misleading.

     M.    Agreements Affecting the Property. Borrower has provided Lender with
           ---------------------------------
true and complete copies of all contracts and agreements affecting any Property, including all Leases, tenancies or other contracts or agreements relating to the maintenance, development, operation or management thereof.

     N.    Brokerage Commissions. No brokerage fees or commissions are payable
           ---------------------
in connection with the Loan.

     0.    Condemnation. Borrower has not received any notice from any
           ------------
governmental or quasi-governmental body or agency or from any person or entity with respect to (and Borrower does not know of) any actual or threatened taking of any Premises, or any portion thereof for any public or quasi-public purpose or of any moratorium which may affect the use, operation of any Property.

     P.    Access. Each Property has access to and full utilization of completed
           ------
public roads necessary for access to and full utilization of such Property for its intended purposes.

     Q.    Tax Division. A tax division has been effected with respect to each
           ------------
of the Premises so that it is taxed for ad valorem taxation without regard to or inclusion of any other property. No subdivision or other approval is necessary with respect to any of the Premises in order for Borrower to mortgage, convey and otherwise deal with such Premises as a separate lot or parcel.

     R.    Non-Foreign Status of Borrower. Borrower is not a non-resident alien
           ------------------------------
for purposes of U.S. income taxation and is not a foreign corporation, partnership, foreign trust or foreign estate (as said terms are defined in the Code).

     S.    ERISA. Neither Borrower nor any Loan Party is a party to any plan
           -----
defined and regulated under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code. None of the assets of Borrower or any Loan Party are "plan assets"" as defined in 29 C.F.R. (S)2509.75-2 or
(S)2510.3-101.

     T.    Mortgage. Each Mortgage constitutes a valid and enforceable first
           --------
lien on the Premises to which it relates, subject only to the Permitted Encumbrances for such Premises.

     U.    Security Interest. The Mortgages, together with the Financing
           -----------------
Statements filed in connection therewith, create a valid, enforceable and perfected first priority security interest in the Collateral (as defined therein) including the Personal Property, subject to no other interests, liens or encumbrances.

     V.    Financial Condition. There has been no material adverse change in the
           -------------------
financial condition, business operations, prospects or affairs of Borrower, any other Loan Party or any of the Premises since the date of the most recent financial statements of Guarantor furnished to Lender.

     W.    Borrower's Equity. Borrower has a cash equity investment in the
           -----------------
Properties of not less than $220,000.

     X.    Bankruptcy. No petition in bankruptcy whether voluntary or
           ----------
involuntary, or assignment for the benefit of creditors, or any other action involving debtors' and creditors' rights has been filed or threatened under the laws of the United States of America or any state thereof, against the Borrower or any other Loan Party or against any other entity in which the Borrower or any other Loan Party is a principal or general partner.

     Y.    Leases. Except as set forth on Exhibit B of the Assignment of Leases,
           ------
there are no Leases affecting the Property. Borrower has not executed any prior assignment of the Leases,nor has it performed any act or executed any other instrument which might prevent Lender from operating under any of the terms and conditions of the Assignment of Leases or which would limit Lender in such operation; and Borrower further covenants and warrants to Lender that Borrower has not executed or granted any modification whatsoever of the Leases, except as herein indicated, and that the Leases are in full force and effect, and that, except as otherwise disclosed to Lender in writing, there are no defaults now existing under the Leases with respect to which Borrower has notified the tenant under the Leases.

     Z.   Physical Condition of Property. All of the Improvements are in the
          ------------------------------
condition and repair described in the appraisals and engineering reports previously delivered by Borrower to Lender, and no material adverse change to any Premises has occurred since the effective date of such appraisals and reports. Except as may be disclosed in such appraisals and reports, Borrower is aware of no latent or patent structural or other significant defect or deficiency in such Improvements. City water supply, storm and sanitary sewers, and electrical, gas and telephone facilities are available to each Property within the boundary lines of such Property, are sufficient to meet the reasonable needs of such Property as now used or contemplated to be used, no other utility facilities are necessary to meet the reasonable needs of such Property as now used, and design and as-built conditions of such Property are such that surface and storm water does not accumulate on such Property and does not drain from such Property across land of adjacent property owners. Except as may be disclosed in such appraisals and reports, part of any Property is within a flood plain and none of the Improvements create an encroachment over, across or upon any Property's boundary lines, rights of way or easements, and no building or other improvement on adjoining land create such an encroachment.

     AA.  Mechanics' Liens. There are no mechanics' or materialmen's liens,
          ----------------
alienable bills or other claims constituting or that may constitute a lien on any Property or any part thereof, and no work for which any such lien could be asserted has been performed within the last 90 days, except as otherwise disclosed in writing to Lender.

     BB.  Payment of Liens. Borrower shall pay when due all payments and
          ----------------
charges due under or in connection with any liens and encumbrances on and security interests in any Property or any portion thereof, all rents and charges under any ground leases and other leases forming a part of the Property, and all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on any Property or any portion thereof, and shall cause the prompt (but in no event later than 30 days after imposition), full and unconditional discharge of all liens imposed on or against any Property or any portion thereof. Borrower shall do or cause to be done, at the sole cost of Borrower, everything necessary to fully preserve the initial priority of the Mortgage. If Borrower fails to make any such payment or if a lien (other than a Permitted Encumbrance) attaches to any Property or any portion thereof, Lender may (but shall not be obligated to) make such payment or discharge such lien and Borrower shall reimburse Lender on demand for all such Advances. Notwithstanding anything in this Agreement to the contrary, Borrower may contest any such lien, encumbrance or other matter described in this Section
                                                                         -------
2.1.BB in the same manner as Borrower may contest Impositions pursuant to
------
Section 4.1.A(b).
---------------

     CC.  Commercial Purpose. Borrower holds its interests in each Property for
          ------------------
commercial or investment purposes.

     DD.  Purchase Agreement. Borrower has provided Lender with a true and
          ------------------
complete copy of the Purchase Agreement. The Purchase Agreement is in full force and effect and free from default on the part of Borrower and Seller. The Purchase Agreement embodies the entire transaction between Borrower and Seller with respect to the Properties. Borrower shall not modify, amend or waive any provisions of the Purchase Agreement without Lender's prior written consent.

     2.2  Representations Remade. Borrower warrants and covenants that the
          ----------------------
foregoing representations and warranties will be true and shall be deemed remade as of the date of the Closing. All representations and warranties made herein or in any other Loan Document or in any certificate or other document delivered to Lender by or on behalf of Borrower pursuant to or in connection with this Agreement or any other Loan Document shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by or on behalf of Lender. All such representations and warranties shall survive the making of the Loan and any or all of the Advances contemplated hereby and shall continue in full force and effect until such time as the Loan has been paid in full.

                                   ARTICLE 3
                                   ---------

                           GENERAL CONDITIONS OF LOAN
                           --------------------------

     3.1  Loan Documents. It shall be a condition precedent to Lender's
          --------------
obligation to make the Loan that at or before the Closing, Borrower shall execute and deliver or cause to be duly executed and delivered to Lender all of the Loan Documents and that all of the Loan Documents shall be satisfactory to Lender in form and substance.

     3.2  Additional Requirements. In addition to the Loan Documents, at or
          -----------------------
prior to the Closing, Borrower shall deliver or cause to be delivered to Lender each of the following, all of which shall be in form and substance satisfactory to Lender:

     A.   Title Policy. The Title Policy.
          ------------

     B.   Survey. A current, as built survey of each Premises, certified to
          ------
Lender and the Title Company by a surveyor reasonably satisfactory to Lender, which survey shall contain the minimum detail for land surveys as most recently adopted by ALTA/ASCM, and which survey shall comply with Lender's survey requirements and shall contain Lender's standard form certification. Said survey shall show no state of facts or conditions reasonably objectionable to Lender.

     C.    Opinion. An opinion(s) of Borrower's and Guarantor's counsel, dated
           -------
the date of the Closing and relating to such matters with respect to this Agreement and the transaction contemplated hereby (including usury) as Lender may reasonably require. By its execution and delivery of this Agreement, Borrower authorizes and directs such counsel to render such opinion(s).

     D.   Insurance. The insurance policies described on Exhibit D or
          ---------                                      ---------
certificates of insurance evidencing the same.

     E.   UCC Searches. Uniform Commercial Code searches made in the States of
          ------------
Florida and Colorado showing no filings relating to (i) the Personal Property,
(ii) any fixtures on any Premises, or (iii) the Collateral (as such term is defined in the Security Agreement), other than those made pursuant to this Agreement or otherwise approved by Lender in its sole discretion.

     F.   Corporate Organizational Documents.  A certified copy of the articles
          ----------------------------------
of incorporation and by-laws of Borrower, together with such other documents as Lender may reasonably require, including evidence of the Borrower's good standing in the States of Florida and Colorado, and resolutions authorizing the Loan transaction contemplated by this Agreement.

     G.   Appraisal and Engineer's Report. An independent appraisal of each
          -------------------------------
Property from a state certified appraiser engaged by Leader which indicates the fair market value of such Property and is reasonably satisfactory to Lender in all respects, and an engineer's report reasonably satisfactory to the Lender.

     H.   Environmental Assessment. The Environmental Site Assessment Reports
          ------------------------
and a letter from the consultant preparing the environmental site assessment stating that Lender is authorized to rely on the information contained therein.

     I.   Leases/Subordination Agreements and Estoppels. Certified copies of
          ---------------------------------------------
the CCI Leases and other Leases, if any, which shall be satisfactory to Lender in its reasonable discretion; in connection therewith, Borrower shall use all reasonable efforts to obtain from each Tenant under the Leases, with the exception of any Aurora Lease (as defined below), (i) an estoppel certificate and (ii) a subordination non-disturbance and attornment agreement, each in form reasonably satisfactory to Lender.

     J    Licenses, Permits and Approvals. A final, unconditional certificate of
          -------------------------------
occupancy issued with respect to each Premises, together with such other applicable licenses, permits and approvals as Lender or any Governmental Authority may reasonably require.

     K.   Agreements. Certified copies of all operating agreements, service
          ----------
contracts and equipment leases, if any, relating to Borrower's ownership and operation of each Property.

     L.   Zoning. Subject to the acknowledgment of Lender concerning the
          ------
Colorado Springs Premises set forth in Section 2.1.G, evidence satisfactory to
                                       -------------
Lender as to the zoning compliance of each Premises.

     M.   Financial Statements. Current financial statements satisfactory to the
          --------------------
Lender for each Loan Party.

     N.   Equity Investment. Evidence satisfactory to Lender in its sole
          -----------------
discretion that Borrower has a minimum cost equity investment in the Properties of not less than $220,000.

     O.   Purchase Agreement. A certified copy of the Purchase Agreement and all
          ------------------
assignments thereof, if any, and all material closing and conveyance documents related thereto.

     P.   Compliance with Laws.  Subject to the acknowledgment of Lender
          --------------------
concerning the Colorado Springs Premises set forth in Section 2.1.G evidence
                                                      -------------
that each Property is in compliance with all applicable laws, zoning and land use requirements, regulations and ordinances, including all applicable environmental protection laws and the American with Disabilities Act of 1990 (except as stated in the Environmental Site Assessment Report).

     Q.   Flood Hazards. Evidence as to whether or not any Property is or is to
          -------------
be located in an area having special flood hazards as such term is used in the federal Flood Disaster Protection Act of 1973. If any Property is or is to be located in an area having "special flood hazards," a flood insurance policy naming the Lender as mortgagee must be submitted to the Lender.

     R.   Fees and Expenses. Payment by Borrower of all applicable mortgage and
          -----------------
recording taxes and all fees and charges in connection with the Loan, including all fees and charges of Lender's legal counsel.

     S.   Tax Bills. Certified copies of the real estate tax bills with respect
          ---------
to each Property from all taxing authorities for the most recent twelve month period.

     T.   Other Items. Such other documents and instruments as Lender may
          -----------
reasonably require.

                                   ARTICLE 4
                                   ---------

                         FURTHER COVENANTS OF BORROWER
                         -----------------------------

     4.1   Borrower hereby further covenants and agrees with Lender as follows:

     A.    Taxes and Impositions.
           ---------------------

           (a) Borrower shall pay and discharge all Impositions prior to delinquency and shall provide to Lender validated receipts or other evidence satisfactory to Lender showing the payment of such Impositions within 15 days after the same would otherwise have become delinquent. Borrower's obligation to pay Impositions pursuant to this Agreement shall include, to the extent permitted by applicable law, taxes resulting from future changes in law which impose upon Lender an obligation to pay any property taxes or other Impositions. Should Borrower default in the payment of any Impositions, Lender may (but shall not be obligated to) pay such Impositions or any portion thereof and Borrower shall reimburse Lender on demand for all such Advances.

           (b) Borrower shall not be required to pay, discharge or remove any Imposition so long as Borrower contests in good faith such Imposition or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the Property or any portion thereof; provided, however, that prior to the date on which such Imposition would otherwise have become delinquent Borrower shall have
(i) given Lender prior written notice of such contest, and (ii) if required by Lender upon Lender's receipt of the written notice described in the foregoing clause (i) deposited with Lender, and shall deposit such additional amounts as are necessary to keep on deposit at all times, an amount equal to at least one hundred ten percent (110%) of the total of (A) the balance of such Imposition then remaining unpaid, and (B) all interest, penalties, costs and charges accrued or accumulated thereon. Any such contest shall be prosecuted with due diligence, and Borrower shall promptly pay the amount of such Imposition as finally determined, together with all interest and penalties payable in connection therewith. Lender shall have full power and authority to apply any amount deposited with Lender under this Section 4.1.A to the payment of any
                                        -------------
unpaid Imposition to prevent the sale or forfeiture of any Property for non-payment thereof. Lender shall have no liability, however, for failure to so apply any amount deposited. Any surplus retained by Lender after payment of the Imposition for which a deposit was made shall be repaid to Borrower unless an Event of Default shall have occurred, in which case said surplus may be retained by Lender to be applied to the Indebtedness. Notwithstanding any provision of this Section 4.1.A to the contrary, Borrower shall pay any Imposition which it
     -------------
might otherwise be entitled to contest if, in the reasonable discretion of Lender, any Property is in jeopardy or in danger of being forfeited or foreclosed; provided, however, that nothing herein shall limit or prevent Borrower from contesting any such imposition for purposes of seeking refund or reimbursement of all amounts paid in connection with the same. If Borrower refuses to pay any such Imposition,

Lender may (but shall not be obligated to) make such payment and Borrower shall reimburse Lender on demand for all such Advances.

     B.   Deposits.
          --------

          (a) Initially, so long as Borrower provides Lender with evidence of the timely payment of all Impositions and insurance premiums, Borrower shall not be required to deposit in escrow any funds for Impositions or insurance premiums as hereinafter provided; provided, however, Lender, in its sole discretion, may at any time require Borrower to do the following:

          (i) Deposit with Lender (or such agent of Lender as Lender may designate in writing to Borrower from time to time), monthly, on the due date of each monthly installment under the Note, 1/12th of the annual charges (as estimated by Lender) for all Impositions;

          (ii) Deposit with Lender on a monthly basis 1/12th of the annual insurance premiums with respect to any Property; or

          (iii) Deposit with Lender, simultaneously with such above-referenced monthly deposits, a sum of money which together with such monthly deposits will be sufficient to make the payment of each such charge at least 30 days prior to the date initially due. Should such charges not be ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the charges for the prior year or payment period, as reasonably estimated by Lender. When the charges are fixed for the then current year or period, Borrower shall deposit any deficiency on demand.

          (b)    Any interest earned on the sums held by Lender pursuant to this
Section 4.1.B shall be added to said sums and shall be taxable to Borrower, and
-------------
shall, so long as no Event of Default shall have occurred, be disbursed by Lender for the payment of the applicable Imposition or insurance premium. Should an Event of Default occur, the funds so deposited may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the Properties, as Lender in its sole and absolute discretion may determine, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided. Borrower shall provide Lender with bills and all other documents (if available) necessary for the payment of the foregoing charges at least 30 days prior to the date on which each payment thereof shall first become due.

     C.   Mortgage Taxes. Borrower shall pay any and all taxes, charges, filing,
          --------------
registration and recording fees, excises and levies imposed upon Lender by reason of their respective interests in, or measured by amounts payable under, the Note, this Agreement, the Mortgages or any other

Loan Document (other than income, franchise and doing business taxes), and shall pay all stamp taxes and other taxes required to be paid on the Note, this Agreement, the Mortgages or the other Loan Documents. If Borrower fails to make such payment within five days after notice thereof from Lender, Lender may (but shall not be obligated to) pay the amount due, and Borrower shall reimburse Lender on demand for all such Advances. If applicable law prohibits Borrower from paying such taxes, charges, filing, registration and recording fees, excises, levies, stamp taxes or other taxes, then Lender may declare the Indebtedness then unpaid to be immediately due and payable. In such event, no prepayment fee shall be charged.

     D.   No Liens. Except for Permitted Encumbrances and subject to Borrower's
          --------
rights to contest the same as described in Section 2.1.BB, and except as
                                           --------------
provided in Section 4.1.F and Section 4.1.M, the Properties shall be kept free
            -------------     -------------
and clear of all liens, security interests and encumbrances of every nature or description (whether for taxes or assessments, or charges for labor, materials, supplies or services or any other thing). Other than the Permitted Encumbrances, Borrower will not cause or permit any instrument or document affecting any Property to be recorded without Lender's prior written consent thereto.

     E.   Condition of Premises. Borrower shall keep and maintain each Property
          ---------------------
in good order, condition and repair and shall make, as and when the same shall become necessary, all structural and non-structural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen, repairs and maintenance necessary or appropriate. Borrower shall suffer or commit no waste upon any Premises or any portion thereof. Borrower shall, at its expense, promptly repair, restore, replace or rebuild any part of any Property which may be damaged or destroyed by any casualty or as the result of any taking under the power of eminent domain to the extent permitted given the size, scope and extent of the taking. Borrower shall cause all repairs, maintenance, rebuilding, replacement or restoration to be (in the reasonable opinion of Lender) of substantially equivalent quality to the Premises as the same exists at Closing (subject to the completion of the Renovation Work). Borrower shall not cause, suffer or permit the construction of any material buildings, structures, or improvements on the Premises without the prior written consent of Lender to the proposed construction as well as to the plans and specifications relating thereto. None of the buildings, structures, or improvements erected or located on any Premises shall be removed, demolished or substantially or structurally altered in any material respect without the prior written consent of Lender. As used in the two (2) preceding sentences, "material" shall mean the construction, removal, demolition or alteration, as applicable to the Premises, the cost of any of which in, the aggregate, exceeds $5,000. Lender's consents hereunder shall not be unreasonably withheld or delayed.

     F.   Personal Property. All of the Personal Property is owned by Borrower
          -----------------
in Borrower's name except for those items indentified on Schedule 4.1.F.
                                                         ---------------
attached hereto, which are leased by Borrower.

     G.   Compliance. Subject to Borrower's rights to contest the same pursuant
          ----------
to Sections 2.l.BB and 4.l.A(b) or otherwise, and subject to the acknowledgment
   ---------------------------
of Lender concerning the Colorado Springs Premises set forth in Section 2.l.G,
                                                                -------------
Borrower shall comply with all (i) building, zoning, fire, health, environmental, disability and use laws, codes, ordinances, rules and regulations, (ii) covenants and restrictions of record and (iii) easements which are in any way applicable to any Premises, the Improvements or any part thereof or to the construction of any improvements thereon and the use or enjoyment thereof.

     H.   Performance of Agreements. Borrower shall duly and punctually perform,
          -------------------------
observe and comply with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under (i) the other Loan Documents, (ii) the Permitted Encumbrances, (iii) the CCI Leases, and (iv) all agreements entered into or assumed by Borrower in connection with the Properties, and will not suffer or permit any default or Event of Default (as defined in any of the foregoing) (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing.

     I.   Lender's Expenses. Borrower shall, or shall cause the Guarantor to,
          -----------------
pay, on demand by Lender, all reasonable expenses, charges, costs and fees in connection with the negotiation and documentation of the Loan, including all registration and recording fees, insurance consultant fees, if any, enviroumental consultant fees, costs of appraisals, costs or fees incurred in connection with market studies, costs of engineering reports, cost of credit reports, cost of audits, fees and disbursements of all counsel (both local and special) for Lender, escrow fees, cost of surveys, fees and expenses of Lender's Consultant or others employed by Lender to inspect any Premises from time to time, and travel expenses incurred by Lender and Lender's agents and employees in connection with the Loan; provided, however, in no event shall such expenses of Lender exceed $260,000. At Closing, Lender may pay directly from the proceeds of the Loan each of the foregoing expenses.

     J.   Financial Statements.
          --------------------

          (a) Borrower shall provide to Lender (i) annual financial statements of Borrower and Guarantor and all such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied and shall be prepared by a certified public accountant reasonably satisfactory to Lender, (ii) monthly and quarterly cash flow and operating statements for the Properties prepared by and certified by Borrower (which quarterly statements shall include the calculation of DSCR), (iii) such other financial information as Lender may from time to time reasonably request, and (iv) copies of all Federal income tax returns for Borrower and Guarantor certified by Borrower to be true and correct. All such financial statements, cash flow statements and operating statements shall be delivered to Lender as soon as possible but not later than forty-five (45) days after the close of each month, and in the case of annual financial statements, not later than ninety (90) days after the close of each fiscal year. Said copies of Borrower's and

Guarantor's Federal income tax returns shall be provided to Lender within thirty
(30) days following their filing with the Internal Revenue Service.

          (b) Lender may, at Borrower's sole cost and expense and following written notice to Borrower, require that any or all of the foregoing annual financial statements be prepared on an "audited" basis, so called.

     K.   Due on Sale or Encumbrance. Except as otherwise expressly provided in
          --------------------------
Article 7, Borrower shall not and shall not permit others to convey, assign,
---------
sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) (each a "Transfer") all or any portion of any legal or beneficial interest in all or any portion of the Properties or the Leases. Any such Transfer shall be deemed to be an Event of Default hereunder, and shall entitle Lender to declare the Loan immediately due and payable, together with any applicable Prepayment Fee.

     L    Estoppel Certificates. Within ten (10) Business Days following a
          ---------------------
request by Lender, Borrower shall provide to Lender a duly acknowledged written statement confirming the amount of the outstanding Indebtedness, the terms of payment and maturity date of the Note, the date to which interest has been paid, and whether, to the best of Borrower's then knowledge, any offsets or defenses exist against the Indebtedness. If any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail.

     M.   Leasing. Borrower shall not, without the prior written consent of
          -------
Lender, enter into any lease or other rental or occupancy arrangement or concession with respect to any real property comprising the Property or any portion thereof. In the event Borrower desires to enter into a Lease, Borrower shall submit the proposed Lease to Lender for Lender's prior written approval, which approval shall not be unreasonably withheld or delayed. Borrower shall not modify, amend or terminate (except upon a default by a tenant) any Leases affecting any part of the Property. Notwithstanding the foregoing, Borrower may, without the prior approval or consent of Lender, amend, modify or terminate any CCI Lease encumbering a Property that is released in accordance with Article 7.
                                                                     ---------
Notwithstanding anything in this Agreement to the contrary, Borrower may, without the prior approval or consent of Lender, negotiate, enter into, modify, amend, extend, renew or terminate any Aurora Lease; provided, however, that Borrower shall promptly inform Lender of taking any such action and further provided that such Aurora Lease as entered into, modified, amended, extended, or renewed shall have a term of not more than one year and shall permit the Premises to be used solely for office purposes except as otherwise approved by the Lender. As used herein, "Aurora Lease" means any lease pursuant to which Borrower, as the lessor, leases or rents to a tenant some or all of that portion of the Denver South Premises commonly known as Suites 105, 300, 301, 302, 303, 304, 308, 310, 311, 312 and 314, as the same are now or may in the future be configured.

     Within ten (10) Business Days following the execution by Borrower of any new Lease, Borrower shall deliver to Lender a Subordination, Non-Disturbance and Attornment Agreement executed by the tenant under such Lease which is in form satisfactory to Lender.

     Borrower shall perform and comply with all of the landlord's obligations under each Lease and shall not suffer or permit any breach or default on the part of the landlord to occur thereunder.

     N.  Condemnation. Borrower shall not enter into any agreement for the
         ------------
taking of any Premises or any part thereof with anyone authorized to acquire the same in or by condemnation proceedings, or by the exercise of any power of eminent domain, unless and until Lender shall have consented thereto in writing.

     O.  Litigation. Borrower shall promptly provide Lender with written notice
         ----------
of any material litigation in which Borrower, any other Loan Party or any Property is named as defendant which is not reasonably expected to be fully covered by insurance for which the insurer has assumed the defense and Borrower shall, unless prohibited by applicable law or court order, provide Lender with copies of all pleadings or orders filed or entered therein or with respect thereto. As used in the preceding sentence, "material" means any litigation in which in excess of $50,000 is claimed against Borrower, any Loan Party or any Property.

     P.  Intentionally Omitted.
         ---------------------

     Q.  Capital Reserve. Beginning on the fifteenth (15th) day of the first
         ---------------
month after the Closing and continuing on the fifteenth (15th) day of each month thereafter until the Loan has been repaid in full, Borrower shall deposit with Lender on a monthly basis a reserve for each Property in an amount equal to $.0417 per square foot of Improvements on such Property provided that on each anniversary of the fifteenth (15th) day of the first month after the Loan closes, the Capital Reserve deposit shall be increased by a percentage equal to the percentage increase in the Consumer Rate Index, all Urban Consumers (1982-84 = 100) over the preceding twelve (12) months (the "CPI Inflator"). So long as no Event of Default or Incipient Default shall exist, Lender shall make the deposited funds pertaining to each Property available to Borrower on the following terms and conditions: (i) all Capital Reserve funds released by Lender to Borrower shall be used to reimburse Borrower for the reasonable expenses actually incurred and paid by Borrower for capital improvements to such Property under an annual budget approved by Lender for said capital improvements; (ii) all requests by Borrower for a disbursement of Capital Reserve funds shall be in writing and shall not be made more frequently than once per month; (iii) each such request for a disbursement shall be in an amount of not less than $10,000.00; and (iv) Borrower shall provide Lender with paid receipts covering the expenses for which Borrower seeks reimbursement from the Capital Reserve funds.

     R.   Funds Deposited with Lender. All funds of Borrower which are deposited
          ---------------------------
with Lender pursuant to this Agreement or any other Loan Document may be commingled with Lender's general funds but shall always be invested in an interest-bearing account. Any interest which accrues on said funds shall, at Lender's sole option, be paid to Borrower or be held as part of the applicable funds being held by Lender for the same purpose for which the principal sum of said funds is being held by Lender. The Capital Reserve fund shall be reviewed by the Lender annually on the anniversary of the Loan to determine if sufficient sums are being funded for the expenses provided for herein. If the Lender determines, in its reasonable discretion, that the Capital Reserve fund is insufficient, Borrower shall pay all funding shortages within thirty (30) days after notice by Lender; provided, however, that in no event shall the funding shortage for any year exceed l25% of the Capital Reserve fund for the previous calendar year. To secure all of Borrower's obligations to Lender under the Loan Documents, Borrower hereby grants to Lender a security interest in all funds now or hereafter deposited with Lender or otherwise in Lender's possession, custody or control pursuant to the provisions of this Agreement or any other Loan Document, including all funds deposited pursuant to Sections 4.1.B and 4.1.O of
                                                    ------------------------
this Agreement. So long as any Event of Default exists, Lender shall have such rights with respect to such funds and any interest accrued thereon as are provided by applicable law and may apply such funds towards the satisfaction of Borrower's obligations hereunder or under any other Loan Documents. Without limiting any of the foregoing provisions, at the request of Lender, Borrower shall execute and deliver from time to time such documents as may be necessary or appropriate, in Lender's sole judgment, to assure Lender that it has a first priority perfected security interest in and lien on all funds deposited pursuant to Sections 4.1.B and 4.1.O of this Agreement, including the creation of a
   ------------------------
deposit account in the name of Borrower in a banking institution approved by Lender either within or outside of the State of Ohio, as directed by Lender, into which any or all of such funds will be deposited and maintained, subject to the rights of Lender with respect to such funds as provided herein. All funds held by Lender pursuant to the Agreement at the time the Loan is paid in full shall be returned to Borrower within five (5) Business Days of the date of payment in full or, upon the mutual agreement of Borrower and Lender, shall be applied to Borrower's final payment on the Loan.

     S.   Audit and Inspection by Lender. Lender shall have the right, and
          ------------------------------
Borrower shall permit and shall cooperate with Lender in arranging for, at any reasonable time and from time to time, Lender and its representatives (i) to inspect each Property, and (ii) to review and audit all books, records and financial statements of Borrower (including all supporting data and any other records); and Borrower shall make all such books of account and records available for such examination at the office where the same are regularly maintained. Lender shall have the right to copy, duplicate and make abstracts from such books and records as Lender may reasonably require. Borrower shall pay Lender's reasonable costs and expenses incurred in connection with no more than one (1) such audit per year. Borrower acknowledges and agrees that (i) all of such audits, inspections and reports shall be made for the sole benefit of Lender, and not for the benefit of Borrower or any third party, and neither Lender nor Lender's auditors or inspectors or any of Lender's representatives, agents or contractors assumes any responsibility or liability (except to Lender) by reason of such audits, inspections or reports, (ii) Borrower will not rely upon any of such audits, inspections or reports for any purpose whatsoever, and (iii) the performance of such audits, inspections and reports will not constitute a waiver of any of the provisions of this Agreement or any other Loan Document or any of the obligations of Borrower hereunder or thereunder. Borrower further acknowledges and agrees that neither Lender nor Lender's inspectors, representatives, agents or contractors shall be deemed to be in any way responsible for any matters related to design or construction of the Improvements.

     T.    Appraisal. At any time during the term of the Loan, but not more
           ---------
often than once in any calendar year, Borrower shall cooperate with Lender and use reasonable efforts to assist Lender in obtaining an appraisal of each Property. Such cooperation and assistance from Borrower shall include but not be limited to the obligation to provide Lender or Lender's appraiser with the following: (i) reasonable access to any Property, (ii) a current certified rent roll for such Property in form and substance satisfactory to Lender, current asking rents and a history of change in asking rents and historical vacancy for the past three years, (iii) current and budgeted income and expense statements for the prior three years, (iv) a site plan and survey of Property, (v) the building plans and specifications, including typical elevation and floor plans,
(vi) a photocopy of the deed conveying such Property to Borrower, together with the legal description of such Property, (vii) the current and prior year real estate tax bills, (viii) a detailed list of past and scheduled capital improvements and the costs thereof, (ix) a summary of the then current ownership entity, (x) all environmental reports and other applicable information relating to the Property, and (xi) copies of all recent appraisals/property description information or brochures, including descriptions of amenities and services relating to the Property. The appraiser performing any such appraisal shall be engaged by Lender, and Lender shall be responsible for any fees payable to said appraiser in connection with an appraisal of the Property.

     U.    Accounts. Borrower agrees that, at any time requested by Lender in
           --------
writing after an Incipient Default or Event of Default has occurred, Borrower will do all acts reasonably requested by Lender to perfect or further perfect Lender's security interest in all of Borrower's bank accounts, including, without limitation, appointing a collateral agent satisfactory to Lender and segregating all of Borrower's funds from those of any Affiliates.

     V.    Renovations. Borrower shall: (i) cause the Renovation Work to be
           -----------
completed in a good and workman-like manner within one hundred twenty (l20) days following the date of the Closing; (ii) cause the Renovation Work to be constructed in accordance with all applicable requirements of any Governmental Authority having jurisdiction with respect thereto; and (iii) cause the Renovation Work to be completed in accordance with the plans and specifications with respect thereto. To the extent Loan proceeds and funds required to be paid by the previous owner of the Properties are not sufficient to fund the Renovation Work, the necessary funds will be provided by Borrower through a cash infusion into the Borrower and no Capital Reserve funds will be available for purposes of the Renovation Work unless otherwise agreed in writing by Lender.

                                   ARTICLE 5
                                   ---------

                               AGREEMENT TO LEND
                               -----------------

     5.1  Agreement to Lend. On the basis of the covenants, agreements and
          -----------------
representations of Borrower contained in, and subject to the terms and conditions set forth in, this Agreement and the other Loan Documents, Lender agrees to lend to Borrower the principal sum of $3,760,000. Borrower shall use the Loan proceeds for the purpose for which they were advanced and for no other purpose.

     5.2  Disbursements. Subject to the satisfaction of the terms and conditions
          -------------
herein contained, the entire Loan Amount shall be disbursed at Closing.

     5.3  Allocation of Loan. The Loan shall be allocated as follows:
          ------------------

          Property            Allocated Loan Basis
          --------            --------------------
          Denver North        $  720,000
          Denver South        $  936,000
          Colorado Springs    $  628,000
          Tampa               $  792,000
          Melbourne           $  684,000

          TOTAL               $3,760,000


     Each payment of principal shall cause a proportionate reduction in the allocated Loan basis for each Property, provided, however, that any release payment pursuant to Article 7 shall be applied first to the allocated Loan basis
                    ---------
for the Property being released and any excess amounts shall cause a proportionate reduction in the allocated Loan basis for each remaining Property.

                                   ARTICLE 6
                                   ---------

                             INSURANCE AND CASUALTY
                             ----------------------

     6.1

     A.  Insurance. Borrower, at its sole cost and expense, shall insure and
         ---------
keep insured each Property against such perils and hazards, and in such amounts and with such limits, as Lender may from time to time reasonably require. At the time of the Closing, Lender's requirements for said insurance are set forth in Exhibit D, which requirements Borrower acknowledges are reasonable and
---------
customary. Borrower shall also carry such other insurance, and in such amounts, as Lender may from time to time reasonably require, against insurable risks which at the time are commonly insured against in the case of premises similarly situated (taking into account geographic location), due regard being given to the availability of insurance and to the type of construction, location, utilities, use and occupancy of each Premises or any replacements or substitutions therefor ("Additional Insurance"). Such Additional Insurance may include flood,
  --------------------
earthquake, war risk, nuclear explosion, demolition and contingent liability from the operation of "nonconforming improvements" on each Premises, and shall be obtained within 30 days after demand by Lender. Otherwise, Borrower shall not obtain any separate or additional insurance which is contributing in the event of loss, unless it is properly endorsed and otherwise reasonably satisfactory to Lender in all respects. The Proceeds (as defined in the Mortgage) of insurance paid on account of any damage to or destruction of each Premises or any portion thereof shall be paid over to Lender to be applied as hereinafter provided.

     B.  Evidence of Coverage. The insurance shall be evidenced by the original
         --------------------
policy or a true copy of the original policy, or in the case of liability insurance, by certificates of insurance. Said copies, original policies or certificates shall be delivered to Lender at or prior to Closing. On or before the Closing and each stated due date thereafter, Borrower shall pay all premiums and fees for the insurance policies required hereunder. Borrower shall deliver certified copies of all policies and renewals (or certificates evidencing the same) to Lender at least thirty (30) days before the expiration of existing policies. Each such policy shall provide that such policy may not be canceled or materially changed except upon 30 days' prior written notice of intention of non-renewal, cancellation or material change to Lender, and that no act or thing done by Borrower shall invalidate the policy as against Lender. Notwithstanding anything to the contrary contained herein or in any provision of law, the Proceeds of insurance policies coming into the possession of Lender and which are not to be used for the Work (as hereinafter defined) shall not be deemed trust funds and Lender shall be entitled to dispose of such Proceeds as hereinafter provided. If Lender has not received satisfactory evidence of such renewal or substitute insurance in the time frame herein specified, Lender shall have the right, but not the obligation, to purchase such insurance for Lender's interest only. Any amounts so disbursed by Lender pursuant to this Section 6.1.B
                                                                   -------------
shall be deemed to be a part of the Loan and shall bear interest at the Default Rate. Nothing contained in this Article 6 shall require Lender to incur any
                                ---------
expense or take any action hereunder, and inaction by Lender shall never be deemed a waiver of any rights accruing to Lender on account of this Article 6.
                                                                    ---------

     C.  Separate Insurance. Borrower shall not carry any separate insurance on
         ------------------
each Property concurrent in kind or form with any insurance required hereunder or contributing in the event of loss without Lender's prior written consent, and any such policy shall have attached a standard noncontributing mortgagee clause, with loss payable to Lender, and shall meet all other requirements set forth herein.

     D   Damage to or Destruction of Premises. In the event of any damage to or
         ------------------------------------
destruction of each Premises, Borrower shall give prompt written notice to Lender and, provided Lender makes the Proceeds available for the costs of repair, restoration and rebuilding, Borrower shall promptly commence and diligently continue to completion the repair, restoration and rebuilding of such Premises so damaged or destroyed in full compliance with all legal requirements and with the provisions of Section 6.1.F. below, and, except
                                              -------------
as may be allowed under this Agreement and subject to Borrower's right to contest the same pursuant to Sections 2.1.BB and 4.1.A(b) or otherwise, free
                             ----------------------------
and clear from any and all liens and claims. Such repair, restoration and rebuilding of such Premises are sometimes hereinafter collectively referred to as the "Work." Borrower shall not adjust, compromise or settle any claim for insurance proceeds in excess of $25,000 without the prior written consent of Lender. Lender shall have the option in its sole discretion to apply any insurance Proceeds it may receive pursuant to this Agreement or any Mortgage (less any cost to Lender of recovering and paying out such Proceeds, including reasonable attorneys' fees) to the payment of the Indebtedness or to allow all or a portion of such Proceeds to be used for the Work. If any insurance Proceeds are applied to reduce the Indebtedness, Lender shall apply the same in the following order:

          (i)    first, to the payment of interest due on any Advances;

          (ii)   next, to the principal amount of any Advances;

          (iii)  next, to any Late Charges (as provided in the Note);

          (iv)   next, to accrued interest then due under the Note; and

          (v) finally, to the unpaid principal balance of the Note (in the inverse order of maturity of principal installments thereof).

     If Lender applies insurance Proceeds to reduce the Indebtedness, no prepayment fee shall be due with respect to any prepayment effected thereby.

     E.  Restoration. Notwithstanding the provisions of Section 6.1.D. above,
         -----------                                    --------------
if, in Lender's reasonable judgment, the cost of the Work shall not exceed $500,000 and the Work can be completed within 12 months of the occurrence of said damage or destruction, then Lender shall, upon request by Borrower, permit Borrower to use the insurance Proceeds for the Work (subject to the provisions of, and less Lender's costs described in, Section 6.l.F. below), so long as
                                          --------------
Lender, in its reasonable judgment, is satisfied that as of each date on which such insurance Proceeds are to be applied to payment thereof:

         (i) The insurance Proceeds held by Lender in respect of the applicable casualty equal or exceed such estimated cost of effecting such repair and restoration, or such portion thereof as then remains to be completed and paid for;

          (ii)   Except for the Aurora Leases as described in Section 4.1.M, all
                                                              -------------
                 Leases, if any, shall remain in full force and effect, and no tenant thereunder shall be entitled to cancel or terminate its Lease as a consequence of such casualty;

          (iii) Upon completion of the Work, the monthly revenues from such Property shall, in Lender's reasonable judgment, be sufficient to pay all principal, interest and other sums due and payable under the Note, this Agreement and the other Loan Documents;

          (iv) The Work will, in Lender's reasonable judgment, be completed not less than 180 days prior to the Maturity Date;

          (v) There is in force and effect for the benefit of Borrower and Lender rental or business interruption insurance sufficient to provide coverage for one hundred percent (100%) of all income lost as a consequence of such casualty for not less than 12 months;

          (vi) The Work will be effected pursuant to plans and specifications reasonably approved in writing by Lender, and by a general contractor and major subcontractors, and pursuant to contracts, reasonably approved in writing by Lender; and

          (vii) The Work can be effected in compliance with all applicable laws and Borrower has obtained all licenses, permits, consents and approvals from all applicable Governmental Authorities or private parties required to permit Borrower to effect such restoration and repair and to use, operate and occupy the repaired and restored premises upon completion thereof (other than those which will issue in the ordinary course upon completion) and that the same are in full force and effect.

Lender shall have no obligation to make such insurance Proceeds available to pay for the Work if (A) the principal and accrued interest owing on the Loan have become due and payable, or (B) there shall exist an Event of Default or Incipient Default.

     F.   Distribution of Proceeds. If any insurance Proceeds are used for the
          ------------------------
Work, then such Proceeds shall be held by Lender and shall be paid out from time to time to Borrower as the Work progresses (less any cost to Lender of recovering and paying out such Proceeds, including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), subject to each of the following conditions:

          (i) If the Work is structural or if the cost of the Work is reasonably estimated by Lender to exceed $l00,000, the Work shall be conducted under the supervision of a certified and registered architect or engineer unless otherwise waived in writing by the Lender. Before Borrower commences any Work, other than temporary work to protect property or prevent interference with business, Lender shall have approved in writing the plans and specifications for the Work, which approval shall not be unreasonably withheld or delayed, it being nevertheless understood that such plans and specifications shall provide for Work so that, upon completion thereof, the Premises shall be at least equal in value and general utility to the Premises prior to the damage or destruction.

          (ii) Each request for payment shall be made on not less than ten (10) Business Days' prior notice to Lender and shall be accompanied by a certificate of the architect or engineer in Section 6.1.F(i)
                                                             ----------------
               above (or a certificate given by Borrower if no architect or engineer is so required) stating (A) that all of the Work completed has been done in substantial compliance with the approved plans and specifications, if required under Section 6.1
                                                                    -----------
               .F(i) above, (B) that the sum requested is justly required to
               -----
               reimburse the Borrower for payments by Borrower, or is justly due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Lender does not exceed the value of the Work done to the date of such certificate, (C) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Premises, that title to the personal property items covered by the request for payment is vested in Borrower, and (D) that the amount of such Proceeds remaining in the hands of Lender will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as Lender may require an estimate of the cost of such completion). Additionally, each request for payment shall contain a statement signed by Borrower approving both the Work done to date and the Work covered by the request for payment in question. Each request for payment shall be accompanied by waivers of lien satisfactory to Lender covering that part of the Work for which payment or reimbursement is being requested and, if required by Lender, a search prepared by a title company or an attorney authorized to practice law in the State, or by other evidence satisfactory to Lender that there has not been filed with respect to the Premises any mechanics' or other lien or instrument for the retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal property covered by the request for payment, Lender shall be furnished with evidence of payment therefor and such further evidence satisfactory to assure Lender of its valid first lien on the personal property.

         (iii) Lender or its designee shall have the right to inspect the Work at all reasonable times and may condition any disbursement of Proceeds upon the satisfactory completion, as determined in Lender's reasonable discretion, of any portion of the Work for which payment or reimbursement is being requested. The cost of any such inspection of the Work shall be paid by Borrower prior to or simultaneously with the next disbursement of any portion of the Proceeds. Neither the approval by Lender of the plans and specifications for the Work nor the inspection by Lender of the Work shall make Lender responsible for the preparation of such plans and specifications or the compliance of such plans and specifications, or of the Work, with any applicable law, regulation, ordinance, covenant or agreement.

         (iv) Unless Lender determines to the contrary, proceeds shall not be disbursed more frequently than every 30 days.

         (v) Any request for payment made after the Work has been completed shall be accompanied by a copy or copies of any certificate or certificates required by law to render occupancy and full operation of the Premises legal.

         (vi) Upon completion of the Work and payment in full therefor, or upon any failure on the part of Borrower to promptly commence the Work, or upon the failure on the part of Borrower to proceed diligently and continuously to completion of the Work (subject to allowance for reasonable delays and interruptions in the supply of materials and labor not caused by any act or omission of Borrower), Lender may apply any such proceeds it then or thereafter holds to the payment of the Indebtedness; provided, however, that Lender shall be entitled to apply at any time all or any portion of insurance Proceeds it then holds to the curing of any Event of Default.

     G   Miscellaneous Insurance Provisions.
         ----------------------------------

         (i)   Notwithstanding any other provision of this Section 6.1, if in
                                                           -----------
               Lender's reasonable judgment the cost of the Work is less than $50,000 and such Work can be completed in less than 60 days and provided no Event of Default has occurred and is continuing, then Lender shall, upon request by Borrower, permit Borrower to apply for and receive the insurance Proceeds directly from the insurer (and Lender shall advise the insurer to pay over such Proceeds directly to Borrower), provided that Borrower shall apply such insurance Proceeds solely to the prompt and diligent commencement and completion of such Work.

          (ii) In the event of the foreclosure of the Mortgage or other transfer of title to or assignment of any Property in extinguishment of the Indebtedness in whole or in part, all right, title and interest of Borrower in and to all policies of insurance required by this Mortgage and any insurance Proceeds shall, to the extent permitted by applicable law and the applicable insuring agreements, inure to the benefit of and pass to Lender or any purchaser or transferee of the Property.

          (iii) Borrower hereby authorizes Lender, during all periods in which an Event of Default has occurred and remains unwaived or uncured, to settle any insurance claims, to obtain insurance Proceeds, and to endorse any checks, drafts or other instruments representing any insurance Proceeds whether payable by reason of loss thereunder or otherwise.

                                   ARTICLE 7
                                   ---------

                               RELEASE PROVISIONS
                               ------------------

     7.1  Partial Releases. At any time during the term of the Loan, Borrower
          ----------------
may sell a Property (other than the Tampa Property the sale of which shall be governed by Section 7.2) and obtain a release of the Loan Documents with respect
            -----------
to such Property upon satisfaction of all of the following conditions:

     A.   No Event of Default or Incipient Default is then continuing.

     B. Borrower pays to Lender a release payment (to be applied against the principal of the Loan) equal to 125% of Lender's allocated Loan basis for such Property (unless such Property is the Colorado Springs Property, in which event the release payment shall be equal to 115% of Lender's allocated Loan basis for such Property).

     C.   In the event that, after the release of a Property pursuant to this
Article 7, the aggregate DSCR from the remaining Properties does not equal or
---------
exceed the aggregate DSCR for all of the Properties then subject to the Loan Documents prior to the release of the applicable Property, Borrower shall pay to Lender an additional amount necessary to reduce the principal amount of the Loan such that the aggregate DSCR from the remaining Properties shall equal or exceed the DSCR for all of the Properties subject to the Loan Documents prior to the release of the applicable Property. In each case, DSCR shall be calculated for the twelve (12) months immediately prior to the applicable release.

     7.2  Release of Tampa Property. At any time after April 30, 2000, Borrower
          -------------------------
may sell the Tampa Property and obtain a release of the Loan Documents with respect to the Tampa Property upon payment in full of the outstanding principal amount of the Loan, any accrued and unpaid interest, the Prepayment Fee, if any, and all other obligations under the Loan Documents.


                                   ARTICLE 8
                                   ---------

                              BORROWER'S DEFAULT
                              ------------------

     8.1  Events of Default. Each of the following shall constitute an "Event of
          -----------------
Default" under this Agreement:

     A. Borrower fails to pay, within five (5) days following the due date thereof, any installment of interest or principal on the Note or Borrower fails to pay the Note in full on or before the Maturity Date;

     B. Borrower or any Guarantor fails to pay within ten (10) days following written notice from Lender any amounts due hereunder or under any of the other Loan Documents, other than installments of principal and interest on the Note; or

     C. Any representation or warranty made by Borrower or any other Loan Party in or pursuant to this Agreement or otherwise made in writing in connection with or as contemplated by this Agreement shall be incorrect or false or misleading in any material respect as to the period of time to which it relates; or

     D. An Event of Default (as defined in any other Loan Document) exists under any other Loan Document; or

     E. Any representation to Lender by Borrower or any other Loan Party as to the financial condition or credit standing of Borrower or any other Loan Party, or any financial statement provided to Lender pursuant to any Loan Document, is or proves to be false or misleading in any material respect; or

     F.   Any direct interest in Borrower or, except as provided in Article 7 or
                                                                    ---------
Section 4.1.K, any Property (or any part thereof) is sold, conveyed,
-------------
transferred, assigned, disposed of or further encumbered, either directly or indirectly, or any agreement for any of the foregoing is entered into; or

     G. Any Premises or any portion thereof is rezoned either voluntarily or involuntarily, so as to no longer permit such Premises or any portion thereof to be used as a degree-granting vocational school; or

     H. Any order or decree is entered by any court of competent jurisdiction directly or indirectly enjoining or prohibiting Lender or Borrower from performing any of their obligations under this Agreement and such order or decree has not been stayed within sixty (60) days after such entry; or

     I. Borrower or any other Loan Party makes an assignment for the benefit of creditors; or petitions or applies to any court for the appointment of a trustee or receiver for itself or for any part of its assets or for any Property or any portion thereof, or commences any proceedings under any bankruptcy, insolvency, readjustment of debt or reorganization statute or law of any jurisdiction, whether now or hereafter in effect; or if any such petition or application is filed or any such proceedings are commenced, and Borrower or any other Loan Party by any act indicates any approval thereof, consent thereto, or acquiescence therein; or an order is entered appointing any such trustee or receiver, or adjudicating Borrower or any other Loan Party bankrupt or insolvent, or approving the petition in any such proceeding; or if any petition or application for any such proceeding or for the appointment of a trustee or receiver is filed by any third party against Borrower or any other Loan Party or their respective assets or any Property, or any portion thereof, and any of the aforesaid proceedings is not dismissed within sixty (60) days of its filing; or

     J. A final non-appealable judgment or judgments for the payment of money in excess of an aggregate of $50,000 shall be rendered against Borrower and such judgment or judgments shall remain undischarged or unbonded (to Lender's reasonable satisfaction) for a period of 90 consecutive days during which the execution shall not be effectively stayed;

     K. Borrower or any other Loan Party fails to comply with, keep or perform any of its other obligations, agreements, undertakings, covenants, conditions or warranties under (i) this Agreement, (ii) any other Loan Document, or (iii) any other document or instrument executed and delivered to Lender by Borrower or any other Loan Party pursuant to this Agreement, and such failure continues for a period of twenty (20) days after written notice thereof by Lender to Borrower;

     L. Borrower or Guarantor fails to comply with, keep or perform any of its obligations, agreements, undertakings, covenants, conditions or warranties under any of the CCI Leases; or

     M.   Except for CCI Leases encumbering any Properties released pursuant to
Article 7, any CCI Lease is modified, amended or terminated without the prior
---------
written consent of Lender.

     8.2  Remedies. Upon the happening of an Event of Default, Lender shall have
          --------
the right, in addition to all the remedies conferred upon Lender by law or equity or the terms of any Loan

Document, to do any or all of the following, concurrently or successively, without notice to Borrower:

     A. Declare the Note to be, and the Note shall thereupon become, immediately due and payable, together with the Prepayment Fee (as defined in the Note), if applicable, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, and exercise any one or more of its rights and remedies under the Loan Documents.

     B. Enter upon and take possession of any Property and all material, equipment and supplies thereon and do anything necessary or desirable to fulfill the obligations of Borrower hereunder and to sell, manage, maintain, repair and protect any Property. Without limiting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender, effective upon the occurrence of an Event of Default, its lawful attorney-in-fact with full power of substitution to (i) pay, settle or compromise all existing bills and claims which may be liens upon or security interests in any Property, or to avoid such bills and claims becoming liens or security interests, against any Property or any fixtures or equipment thereon, or as may be necessary or desirable for the clearance of title or otherwise, (ii) execute all applications and certificates in the name of Borrower which may be required to carry out the intent and purpose hereof, (iii) employ such contractors, subcontractors, architects and others as Lender may deem reasonably appropriate,
(iv) do any and every act which Borrower might do on its own behalf, including to enter into Leases of any portion of any Property, and (vii) prosecute or defend any and all actions or proceedings involving any Property or any fixtures, equipment or other installations thereon, it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked. Lender and its designees, representatives, agents, licensees and contractors shall be entitled to the entry, possession and use contemplated herein without the consent of any party and without any legal process or other condition precedent whatsoever. Borrower acknowledges that any denial of such entry, possession and use by Lender will cause irreparable injury and damage to Lender and agrees that Lender may forthwith sue for any remedy to enforce the immediate enjoyment of such right. Borrower hereby waives the posting of any bond as a condition for exercising such remedy.

     C. Apply any Capital Reserve payments then being held by Lender to the repayment of the Loan in any order or priority.

     Anything in this Agreement to the contrary notwithstanding, all funds advanced or disbursed by Lender pursuant to the provisions of this Article 8
                                                                   ---------
shall be deemed advanced by Lender under an obligation to do so regardless of the identity of the person or persons to whom such funds are owed and shall bear interest at the Default Rate. Funds advanced or disbursed by Lender in the exercise of its judgment that the same are needed to protect its security or to otherwise perform any obligations of Borrower hereunder are to be deemed obligatory advances hereunder and are to be added to the total indebtedness evidenced by the Note and secured by the Mortgages and the other Loan Documents and said indebtedness shall, if necessary, be increased accordingly.

     In case of any Event of Default hereunder; Borrower will pay reasonable Lender's attorneys' fees and disbursements and court costs (including those relating to appeals) and all related reasonable expenses in connection with the enforcement of this Agreement or any of the other Loan Documents.


                                   ARTICLE 9
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     9.1  Indemnification. Except for Losses (as hereinafter defined) which are
          ---------------
finally adjudicated by a court of competent jurisdiction to have arisen directly and proximately from the gross negligence or willful misconduct of Lender, Borrower shall protect, defend, indemnify and hold Lender, and its officers, directors, employees and agents (each, an "Indemnified Party") harmless from and against any and all harm, loss, liability, damage, suit, claim, demand, expense, fees, costs, judgments and penalties (including reasonable attorneys' fees) (each a "Loss") suffered or incurred by an Indemnified Party in connection with
(i) any claim, demand, suit or proceeding brought or asserted by any person against an Indemnified Party arising out of or relating to Lender's entering into or carrying out the terms of this Agreement or any of the other Loan Documents or being the holder of the Note, (ii) subject to the limitations set forth in Section 9.19, any default by Borrower or any other Loan Party hereunder
         ------------
or under any other Loan Document, (iii) any bodily injury, death, other personal injury or property damage occurring in or upon any Property through any cause whatsoever, (iv) any transaction otherwise arising out of or in any way connected with any Property, this Agreement, any other Loan Document or the Indebtedness, excluding a Loss arising out of Lender's gross negligence or willful misconduct.

     9.2  Defense of Claims. Lender may, at Borrower's sole cost and expense,
          -----------------
retain separate counsel to defend Lender against any claim relating to any Loss or potential Loss. If Lender retains separate counsel in such an action, Borrower, to the extent permitted by applicable law and any court order and without waiving any conflict of interest that may arise, will cooperate with Lender and provide Lender with copies of all existing pleadings, discovery materials and other materials relating to said claim. In any event, Borrower shall defend any such claim and shall provide Lender with copies of all pleadings, filings and correspondence relating thereto. In any event of Lender retaining separate counsel pursuant to this Section 9.2, Lender shall use
                                            -----------
reasonable efforts to cause such counsel, to the extent practicable and consistent with all applicable rules of professional conduct, to cooperate with Borrower's counsel and to avoid unnecessary duplication of effort.

     9.3  Performance by Lender. In the event that Borrower shall at any time
          ---------------------
fail to duly and punctually pay, perform, observe or comply with any of its covenants and agreements hereunder or under the other Loan Documents, or if any Event of Default hereunder shall exist, then Lender may (but shall in no event be required to) make any such payment or perform any such term, provision, condition, covenant or agreement or cure any such Event of Default. Lender shall not take action under this Section
                                                                        -------
9.3 prior to the occurrence of an Event of Default unless in Lender's reasonable
---
judgment, such action is necessary or appropriate in order to preserve the value of the collateral, to protect persons or property, or Borrower has abandoned any Property or any portion thereof. Lender shall not be obligated to continue any such action having commenced the same and may cease the same without notice to Borrower. Any amounts expended by Lender in connection with such action shall constitute additional advances hereunder, the payment of which is additional indebtedness, secured by the Loan Documents and shall become due and payable upon demand by Lender, with interest at the Default Rate from the date of disbursement thereof until fully paid. No further direction or authorization from Borrower shall be necessary for such disbursements. The execution of this Agreement by Borrower shall and hereby does constitute an irrevocable direction and authorization to Lender to so disburse such funds.

     9.4  Transfer or Assignment.  Lender may assign, negotiate, pledge or
          ----------------------
otherwise hypothecate all or any portion of the Loan or grant participations therein, or in any of its rights and security hereunder and under the other Loan Documents, and Borrower shall, upon written notice of the same, accord full recognition thereto. Lender may deliver copies to any potential participant or assignee or transferee of financial statements and other information from time to time furnished to Lender pursuant hereto or in connection therewith.

     9.5  Lender's Actions. The authority herein conferred upon Lender and any
          ----------------
action taken by Lender hereunder or in any other Loan Document will be taken by Lender for its own protection only, and Lender does not and shall not be deemed to have assumed any responsibility to Borrower or to any other person or persons with respect to any such action herein authorized or taken by Lender. No person shall be entitled to rely upon, or claim to have relied upon, any action taken or failed to have been taken by Lender or any of its representatives.

     9.6  Time is of the Essence. TIME IS OF THE ESSENCE OF THIS AGREEMENT.
          ----------------------

     9.7  Waivers. No waiver of any term, provision, condition, covenant or
          -------
agreement contained herein or in any other Loan Document shall be effective unless set forth in a writing signed by Lender, and any such waiver shall be effective only to the extent set forth in such writing. No failure by Lender to exercise, or delay by Lender in exercising, any right, power or privilege hereunder or in any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. No notice to or demand on Borrower in any case shall, in itself, entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

     9.8  Notices. Any notice which any party hereto may be required or may
          -------
desire to give hereunder shall be delivered personally, or by overnight express courier, addressed in the case of Borrower to:

               Corinthian Property Group, Inc.
               6 Hutton Centre
               Suite 400
               Santa Ana, California 92707-5764

          with a copy to:

               O'Melveny & Myers LLP
               610 Newport Center Drive
               Suite 1700
               Newport Beach, California 92660-6429
               Attn:  David A. Krinsky, Esq.

          in the case of Lender to:

               Banc One Capital Partners VI, Ltd.
               150 East Gay Street, 24th Floor
               Columbus, Ohio 43215
               Attn:  Ronald L. Callentine

          with a copy to:

               Banc One Capital Corporation
               150 East Gay Street, 24th Floor
               Columbus, Ohio 43215
               Attn:  Kenneth J. Krebs, Esq.

or at such other addresses or to the attention of such other persons as may from time to time be designated by the party to be addressed by written notice to the other in the manner herein provided. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder when received or when delivery is refused or when the same are returned to sender for failure to be called for.

     9.9  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
the parties and their respective successors and permitted assigns. No assignment made by Borrower in violation of this Agreement shall confer any rights on any assignee of Borrower.

     9.10  No Partnership. Nothing contained herein, or in any other Loan
           --------------
Document, and no action or inaction whatsoever on the part of Lender, shall be deemed to make Lender a partner or joint venturer with Borrower.

     9.11  Brokerage Claims. Borrower shall and shall cause the Guarantor to
           ----------------
protect, defend, indemnify and hold Lender harmless from and against all loss, cost, liability and expense incurred as a result of any claim for a broker's or finder's fee against Lender or any person or entity in connection with the transaction herein contemplated, provided such claim is made by or arises through or under Borrower or Guarantor or is based in whole or in part upon alleged acts or omissions of Borrower or Guarantor.

     9.12  Publicity. Lender may reasonably publicize the Loan if it so elects.
           ---------

     9.13  Documents Satisfactory to Lender. All documents and other matters
           --------------------------------
required by any of the provisions of this Agreement to be submitted or provided to Lender shall be in form and substance reasonably satisfactory to Lender.

     9.14  Additional Assurances. At any time or from time to time, upon the
           ---------------------
written request of Lender, Borrower shall execute, and, if required, record, file (and pay all fees, taxes or other expenses relating thereto) all such further documents and do all such other acts and things as Lender may reasonably request to effectuate the transaction contemplated herein in accordance with the terms hereof.

     9.15  Entire Agreement.  This Agreement, the Exhibits hereto and the other
           ----------------
Loan Documents and other documents referred to herein constitute the entire agreement between the Lender and Borrower with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

     9.16  Severability. If any provision of this Agreement or any other Loan
           ------------
Document or the application thereof to any person or situation shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or any other Loan Document, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by applicable law.

     9.17  No Third Party Beneficiary. This Agreement is made for the sole
           --------------------------
benefit of Borrower and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

     9.18 CHOICE OF LAW. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF OHIO,
          -------------
ACCEPTED BY LENDER IN THE STATE OF OHIO, AND THE PROCEEDS OF THE LOAN EVIDENCED HEREBY WERE OR ARE TO BE DISBURSED BY LENDER FROM THE STATE OF OHIO. IN ADDITION, LENDER HAS ITS PRINCIPAL OFFICE IN THE STATE OF OHIO, THE LOAN IS PAYABLE IN THE STATE OF OHIO, AND THIS AGREEMENT WAS DELIVERED BY BORROWER TO THE LENDER IN THE STATE OF OHIO. BORROWER AND LENDER AGREE THAT THE STATE OF OHIO HAS A SUBSTANTIAL RELATIONSHIP TO THE TRANSACTION EVIDENCED HEREBY AND AGREE THAT THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

     9.19 Limitation on Liability.
          -----------------------

         (a) Subject to the limitations and exceptions contained in subsections (b), (c), (d) and (e) below, Borrower shall not have any personal recourse liability for amounts owing under the Note or any of the other Loan Documents and no deficiency judgment therefor shall be enforced against Borrower. Lender's recourse for such amounts shall, subject to the limitations and exceptions contained in subsections (b), (c), (d) and (e) below, be limited to the collateral and security provided under the Loan Documents.

          (b) A judgment may be sought, obtained, entered and enforced against Borrower and Guarantor to the extent necessary to preserve or enforce the rights and remedies of Lender in, to or against the collateral and security provided under the Loan Documents, and nothing contained in this Section 9.l9
                                                                 ------------
shall be construed to limit, prejudice or impair the rights of Lender to enforce its rights and remedies against any real and personal property mortgaged, pledged, encumbered, assigned or granted to secure payment or performance under this Agreement, the Note and the other Loan Documents. Notwithstanding anything to the contrary herein or elsewhere Lender shall, to the fullest extent permitted by law, be entitled to injunctive relief and to specific performance.

          (c) Anything contained herein or elsewhere to the contrary notwithstanding, Borrower and Guarantor shall be liable to Lender, without limitation, for Lender's harm, loss (including lost interest and principal on the Loan), damage, costs and expenses (including Lender's reasonable attorneys' fees and court and collection costs) arising out of or in connection with any of the following circumstances:

          (i) any misapplication or misappropriation of any insurance or condemnation Proceeds;

          (ii) revenues collected after a default and not properly applied to the Loan or normal Operating Expenses of the Properties;

          (iii) any waste respecting all or any part of any Property or any other collateral;

          (iv) real estate taxes or Impositions, if any, and insurance premiums with respect to any Property;

          (v)    fraud in connection with the Loan or any Loan Document;

          (vi) any material breach of any representation or warranty made in connection with the Loan known by Borrower or Guarantor to have been false when made, or deemed made specifically including any material misrepresentation or inaccuracy contained in any financial statement or other document provided to Lender pursuant to Section 4.1.J of this Agreement known by Borrower
                             -------------
                 or any Guarantor to have been false or inaccurate when provided;

          (vii) any costs incurred in order to bring any Premises into compliance with the accessibility provisions of the Fair Housing Act of 1988 and the Americans with Disabilities Act unless and to the extent such Premises were not in compliance on the date hereof;

          (viii) rents collected more than one month in advance;

          (ix) any destruction of any Property or any part thereof in or from an uninsured or underinsured casualty for which Borrower was required to obtain insurance under this Agreement;

          (x)    any breach of any of the terms and provisions of Section 2.10
                                                                  ------------
                 (Environmental Matters) of any Mortgage.

          (d) In the event of any filing by Borrower of any voluntary petition under the Bankruptcy Code, or the taking by Borrower of any comparable action under any federal or state law; or the filing of any involuntary petition under the Bankruptcy Code against Borrower or the taking of comparable action under any federal or state law against Borrower by any affiliate of any of them, the Loan shall become fully recourse against Borrower.

          (e)    Nothing contained in this Section 9.19 shall be construed to
                                           ------------
release Borrower or any Loan Party from liability under the indemnifications contained in Section 2.10 (Environmental Matters) of any Mortgage, in the
             ------------
Limited Guaranty and in the Environmental Indemnity.

     9.20 WRITTEN AGREEMENT.
          -----------------

          (i) THE RIGHTS AND OBLIGATIONS OF BORROWER AND LENDER SHALL BE DETERMINED SOLELY FROM THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN LENDER AND BORROWER CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (ii) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS LOAN AGREEMENT OR THE LOAN DOCUMENTS.

          (iii) THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     9.21 Construction. Borrower and Lender agree that the terms and conditions
          ------------
of this Agreement and the other Loan Documents are the result of negotiations between the parties and that this Agreement and the other Loan Documents shall not be construed in favor of or against any party by reason of the extent to which any party or its professionals participated in the preparation of this Agreement.

     9.22 Lender's Consent. In any action or proceeding bought by Borrower
          ----------------
against Lender claiming or based upon an allegation that Lender unreasonably withheld its consent to or approval of a proposed act by Borrower which requires Lender's consent hereunder, Borrower's sole and exclusive remedies in said action or proceeding shall be injunctive relief or specific performance requiring Lender to grant such consent or approval, and monetary damages not to exceed the sum of $50,000; provided, however, that the limitation of liability set forth in this Section 9.22 shall be of no effect with respect to any action
                  ------------
or inaction by Lender that constitutes gross negligence or willful misconduct.

     9.23 Notice of Breach by Lender. Borrower agrees to give Lender written
          --------------------------
notice of any action or inaction by Lender or any agent or attorney of Lender in connection with this Agreement or any other Loan Document or the obligations of Borrower under this Agreement or any other Loan Document that may be actionable against Lender or any agent or attorney of Lender or a defense to payment of any obligations of Borrower under this Agreement or any other Loan Document for any reason, including commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is given promptly (and in any event within thirty (30) days after the Borrower has knowledge of any such action or inaction), Borrower shall not assert, and the Borrower shall be deemed to have waived, any claim or defense arising therefrom to the extent that Lender could have mitigated such claim or defense after receipt of such notice.

     9.24 WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO A
          --------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY LENDER AND BORROWER, AND LENDER AND BORROWER ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LENDER AND BORROWER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     9.25 Consent to Jurisdiction. The parties hereto submit to personal
          -----------------------
jurisdiction in the State of Ohio for the enforcement of the provisions of this Agreement and the other Loan Documents and irrevocably waive any and all rights to object to such to such jurisdiction for the purposes of litigation to enforce any provision of this Agreement and the other Loan Documents. Lender and Borrower hereby consent to the jurisdiction of and agree that any action, suit or proceeding to enforce this Agreement may be brought in any state or federal court in the State of Ohio. Lender and Borrower hereby irrevocably waive any objection which they may have to the laying of the venue of any such action, suit, or proceeding in any such court and hereby further irrevocably waive any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. Borrower hereby appoints the Secretary of the State of Ohio as its agent for service of process. Borrower and Lender hereby consent that service of process in any action, suit or proceeding may be made by service upon the aforesaid agent for service of process (in the case of service to be made upon Borrower), by personal service upon the party being served, or by delivery in accordance with the notice requirements of Section 9.8 of this
                                                          -----------
Agreement.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

                                        BORROWER:

                                        CORINTHIAN PROPERTY GROUP, INC.,
                                        a Florida corporation


                                        By: /s/ Frank J. McCord
                                           -------------------------------------
                                        Name: Frank J. McCord
                                             -----------------------------------
                                        Title: VP Treasurer
                                              ----------------------------------


                                        LENDER:

                                        BANC ONE CAPITAL PARTNERS VI,
                                        LTD., an Ohio limited liability company

                                        By:  BOCP Holdings Corporation,
                                             its Manager

                                        By: /s/ Ronald L. Callentine
                                           -------------------------------------
                                        Name: RONALD L. CALLENTINE
                                             -----------------------------------
                                        Title:  Authorized Signer